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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints R. Wayne Hall as his true and lawful attorneys-in-fact and agent, with full power of substitution and revocation, in his name and on his behalf, to do any and all acts and things and to execute a registration statement or registration statements on Form S-8, and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 up to 1,000,000 shares of the Common Stock (and related Preferred Share Purchase rights) of the Company which may be offered or sold from time to time pursuant to the terms of the Employees Retirement Savings Plan of Provident Bank of Maryland, together with an indeterminate number of participation interests in the Plan, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms that said attorneys-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

IN WITNESS HEREOF, the undersigned has hereunto set his hand this 15th day of May, 2002.

               Signature                            Title                  Date
               ---------                            -----                  ----

   /s/ Melvin A. Bilal               Director                      May 15, 2002
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Melvin A. Bilal

   /s/ Thomas S. Bozzuto             Director                      May 15, 2002
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Thomas S. Bozzuto

   /s/ Ward B. Coe, III              Director                      May 15, 2002
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Ward B. Coe, III

   /s/ Charles W. Cole, Jr.          Director                      May 15, 2002
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Charles W. Cole, Jr.

   /s/ Pierce B. Dunn                Director                      May 15, 2002
----------------------------------
Pierce B. Dunn

   /s/ Enos K. Fry                   Director                      May 15, 2002
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Enos K. Fry

   /s/ Gary N. Geisel                Director                      May 15, 2002
----------------------------------
Gary N. Geisel

   /s/ Mark K. Joseph                Director                      May 15, 2002
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Mark K. Joseph

                                      -9-

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   /s/ Barbara B. Lucas              Director                      May 15, 2002
----------------------------------
Barbara B. Lucas

   /s/ Peter M. Martin               Director                      May 15, 2002
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Peter M. Martin

   /s/ Frederick W. Meier, Jr.       Director                      May 15, 2002
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Frederick W. Meier, Jr.

__________________________________   Director                      May __, 2002
Sister Rosemarie Nassif

   /s/ Francis G. Riggs              Director                      May 15, 2002
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Francis G. Riggs

   /s/ Sheila K. Riggs               Director                      May 15, 2002
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Sheila K. Riggs

   /s/ Carl W. Stearn                Director                      May 15, 2002
----------------------------------
Carl W. Stearn

                                      -10-